UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2005
RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts	01730

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 515-5000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-23.1 CONSENT OF KOST FORER GABBAY & KAISERER
EX-99.1 CYOTA, INC. AUDITED CONSOLIDATED FINANCIAL STATEMENTS 12/31/04
EX-99.2 CYOTA, INC. UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS 9/30/05
EX-99.3 RSA SECURITY INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANICIAL STATEMENTS

Explanatory Note:
     RSA Security Inc. is filing this Amendment No. 1 to Current Report on Form 8-K/A for the purpose of including the financial information required under Item 9.01 of Form 8-K. On January 3, 2006, RSA Security filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     As previously reported, on December 30, 2005, pursuant to an Agreement and Plan of Merger dated December 2, 2005 among RSA Security Inc., Cyota, Inc., Powder Acquisition Corporation, a wholly owned subsidiary of RSA Security, and Andrew Zalasin, in his capacity as the Cyota stockholders’ representative (the “Merger Agreement”), RSA Security Inc. acquired all of the outstanding capital stock of Cyota, Inc., and Powder Acquisition Corporation merged with and into Cyota, with Cyota continuing as the surviving corporation and a wholly owned subsidiary of RSA Security (the “Merger”).
     Pursuant to the Merger Agreement, each share of Cyota common stock outstanding before the consummation of the Merger was converted into the right to receive $0.5176 in cash. RSA Security paid $128.8 million in cash in the aggregate for all of the outstanding capital stock of Cyota and $5.5 million in cash to fund a three-year retention pool. In addition, RSA Security assumed all outstanding Cyota stock options, with a value of approximately $10.7 million.
Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired.

The audited consolidated financial statements of Cyota, Inc. as of and for the year ended December 31, 2004 and the unaudited consolidated financial statements of Cyota, Inc. as of September 30, 2005 and for the three and nine months ended September 30, 2004 and 2005 are filed as Exhibits 99.1 and 99.2 to this Report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to the acquisition of Cyota, Inc. is filed as Exhibit 99.3 to this Report and incorporated herein by reference.

(d)	Exhibits

See the Exhibit Index attached to this Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSA Security Inc. (Registrant)

Date: March 16, 2006	By:	/s/ Arthur W. Coviello, Jr.
Arthur W. Coviello, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 2, 2005, among RSA Security Inc., Cyota, Inc., Powder Acquisition Corporation and Andrew Zalasin in his capacity as the Cyota stockholders’ representative (previously filed with the Securities and Exchange Commission on December 7, 2005 as an exhibit to Amendment No. 1 to RSA Security’s Current Report on Form 8-K/A, and incorporated herein by reference).

23.1	Consent of Kost Forer Gabbay & Kasierer, a Member of Ernst & Young Global.

99.1	Cyota, Inc. audited consolidated financial statements as of and for the year ended December 31, 2004.

99.2	Cyota, Inc. unaudited consolidated financial statements as of September 30, 2005 and for the three and nine months ended September 30, 2004 and 2005.

99.3	RSA Security Inc. unaudited pro forma condensed consolidated financial statements.